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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported) December 11, 2002
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                              FIRST MARINER BANCORP
               (Exact name of Registrant as specified in Charter)




        Maryland                        000-21815              52-1834860
(State or other Jurisdiction    (Commission File Number)    (IRS Employer
    of incorporation)                                        Identification No.)


                     3301 Boston Street, Baltimore, MD 21224
                (Address of Principal Executive Offices/Zip Code)



       Registrant's telephone number, including area code: (410) 342-2600
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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Event.

     On December 11, 2002, First Mariner Bancorp (the "Registrant") completed a $10.0 million private placement of Floating Rate Preferred Securities (the "Preferred Securities") through its wholly-owned subsidiary, Mariner Capital Trust II.

     Further information regarding the private placement is set forth in the press release attached hereto as Exhibit 99.1 and is incorporated into this Form 8-K by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

          99.1 Press release dated December 13, 2002 announcing the private placement.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               FIRST MARINER BANCORP



Date: December 13, 2002        By: /s/ Joseph A. Cicero
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                                   Joseph A. Cicero
                                   President and Chief Operating Officer


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                                  EXHIBIT INDEX



Exhibit
Number   Description of Exhibit
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99.1     Press release dated December 13, 2002 announcing the private placement.